Exhibit 10.3(ad)

400 Main Street
East Hartford, CT 06108 USA

AMENDMENT NO. 1
DATED AS OF DECEMBER 15, 2014

TO THE
V2500 GENERAL TERMS OF SALE AGREEMENT

BY AND BETWEEN
IAE INTERNATIONAL AERO ENGINES AG
AND
JETBLUE AIRWAYS CORPORATION

DATED AS OF MAY 4, 1999
This document contains proprietary information of IAE International Aero Engines AG (“IAE”). IAE offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE’s written consent may result in criminal and/or civil liability.
This document contains no technical data subject to the EAR or ITAR

Jetblue GTA AMDT 1-v3 (2014-Dec-10) execution copy

Exhibit 10.3(ad)

This Amendment No. 1, dated as of December 15, 2014 (this “Amendment No. 1”), amends the V2500 General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG (“IAE”) and JetBlue Airways Corporation (“JetBlue”), as amended from time to time, such contract being hereinafter referred to as the “GTA”.
Unless expressly stated to the contrary, definitions and terms used in this Amendment No. 1 shall have the same meaning given to them in the GTA.
WHEREAS:

A.	JetBlue and IAE entered into Side Letter 17 to the GTA, dated June 11, 2004 for the purpose of adding thirty (30) Incremental A320 Aircraft powered by V2527-A5 (“2004 Incremental Aircraft”); and

B.
JetBlue and IAE entered into Side Letter 37 to the GTA, dated November 9, 2012 for the purpose of [***] aircraft, revising terms and summarizing the totality of the transaction between the Parties; and

C.	JetBlue and IAE entered into Side Letter 38 to the GTA, dated October 2, 2013 for the purpose of IAE providing JetBlue with [***] under the terms of Side Letter 38; and

D.
JetBlue and IAE now desire to amend the GTA by this Amendment No. 1 for the purpose of adding five (5) Incremental A321ceo aircraft (“2014 Incremental Aircraft”) and for the purposes of Side Letter 17 and Side Letter 37, desire that the 2014 Incremental Aircraft be [***]; and

E.	JetBlue and IAE also desire to extend certain terms of the GTA to the Engines installed on the 2014 Incremental Aircraft.

NOW, THEREFORE, in consideration of the mutual benefits and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Section 2.2 Agreement to Purchase
Section 2.2.4 is hereby added to the GTA as follows:
“2.2.4 JetBlue hereby agrees to purchase from the Aircraft Manufacturer a firm and unconditional order of five (5) new A321 Family Aircraft (“2014 Incremental Aircraft”) powered by new V2533-A5 Engines for delivery according to the schedule set forth in Exhibit B-1 to this Agreement, as amended from time to time.
For the avoidance of doubt, in accordance with Exhibit B-1 attached hereto, the Parties agree that the 2014 Incremental Aircraft will be treated as [***].”

2.	Exhibit B-1 Aircraft Delivery Schedule
Exhibit B-1 – Aircraft Delivery Schedule to the GTA, is hereby deleted in its entirety and replaced with the attached Amendment No. 1 Exhibit B-1 – attached as Appendix 1.

[***]     Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Subject to the Restrictions on the First Page                    Page 2

Exhibit 10.3(ad)

The terms and provisions and attachments contained in this Amendment No. 1 constitute the entire agreement between the Parties with respect to the matters herein described, and supersede all prior understandings and agreements of the Parties with respect thereto. No amendment or modification of this Amendment No. 1 shall be binding upon either Party unless set forth in a written instrument executed by both Parties.
This Amendment No. 1 contains matters of a confidential and proprietary nature and is delivered on the express condition that its terms shall not be disclosed to any third party or reproduced in whole or in part for anyone other than the Parties hereto without the other Party’s prior written consent.
The Parties hereby agree and acknowledge that there has been full and adequate consideration for the mutual promises contained herein. The terms and conditions of the GTA are incorporated herein by reference. Except as expressly amended hereby, all other terms and conditions of the GTA shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.
This Amendment No. 1 may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which when taken together shall constitute the same instrument.
Upon acceptance by IAE, as evidenced by execution of the signature block below, this document will become an enforceable amendment to the GTA and shall be deemed executed in the jurisdiction in which it was signed by IAE. After acceptance by IAE, IAE will return one (1) fully executed duplicate original Amendment No. 1 to JetBlue. The Parties agree that facsimile signatures shall be deemed to be of the same force and effect as an original executed document. If executed by facsimile, the Parties agree to provide original signature pages upon request.

[Signatures to follow]

[***]     Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Subject to the Restrictions on the First Page                    Page 3

Exhibit 10.3(ad)

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to be executed in duplicate as of the date last written below.

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers

Typed Name:	Mark D. Powers

Title:	Chief Financial Officer

Date:	12/12/14

IAE INTERNATIONAL AERO ENGINES AG

By:	/s/ Rick Deurloo

Typed Name:	Rick Deurloo

Title:	SVP Sales & Marketing

Date:	12/15/14

[***]     Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Subject to the Restrictions on the First Page                    Page 4

Exhibit 10.3(ad)

Amendment No. 1 – Exhibit B-1 Appendix 1
Aircraft Delivery Schedule
As of December 2014
Glossary Notes:

•
R denotes the Incremental Firm Aircraft as defined in Side Letter 37 and the 2014 Incremental Aircraft as defined in this Amendment No. 1 that will be treated as [***] in accordance with Side Letter 17, Side Letter No. 37 and this Amendment No. 1 to the GTA.

•
* denotes Firm Aircraft that have received or will receive the $[***] ([***]$) spare parts credit as set forth in Section 7 of Side Letter No. 13 or Section 7 of Side Letter No. 17, as applicable, and as amended by Side Letter No. 25 and Side Letter 37.

•
** denotes Firm Aircraft that have received or will receive the $[***] ([***]$) spare parts credit as set forth in Section 7 of Side Letter No. 13 or Section 7 of Side Letter No. 17, as applicable, and as amended by Side Letter No. 25 and Side Letter 37.

•
[t] denotes Firm Aircraft that have received or will receive the both the $[***] ([***]$) and $[***] ([***]$) the spare parts credits and as set forth in Section 7 of Side Letter No. 13 or Section 7 of Side Letter No. 17, as applicable, and as amended by Side Letter No. 25 and Side Letter 37.

•	Delivered Aircraft are indicated by italics typeface.

•
Applicable escalation formulae, indicated for the calculation of Fleet Introductory Assistance credits, are in accordance with Side Letter No. 13 and Side Letter No. 17 to the Agreement, as amended by Side Letter No. 25 to the Agreement and Side Letter 37.

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 1	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 2	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 3	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 4	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 5	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 6	Existing Firm Aircraft	A320	[***]	2000	Formula I
No. 7	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 8	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 9	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 10	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 11	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 12	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 13	Existing Firm Aircraft	A320	[***]	2001	Formula I
No. 14	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 15	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 16	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 17	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 18	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 19	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 20	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 21	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 22	Existing Firm Aircraft	A320	[***]	2002	Formula I

[***]     Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Subject to the Restrictions on the First Page                    Page 5

Exhibit 10.3(ad)

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 23	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 24	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 25	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 26	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 27	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 28	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 29	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 30	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 31	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 32	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 33	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 34	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 35	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 36	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 37	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 38	Existing Firm Aircraft	A320	[***]	2003	Formula I	*
No. 39	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 40	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 41	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 42	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 43	Existing Firm Aircraft	A320	[***]	2003	Formula I	*
No. 44	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 45	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 46	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 47	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 48	Existing Firm Aircraft	A320	[***]	2004	Formula I	*
No. 49	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 50	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 51	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 52	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 53	Existing Firm Aircraft	A320	[***]	2004	Formula I	*
No. 54	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 55	Incremental Firm Aircraft	A320	[***]	2004	Formula I
No. 56	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 57	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 58	Existing Firm Aircraft	A320	[***]	2004	Formula I	*
No. 59	Incremental Firm Aircraft	A320	[***]	2004	Formula I
No. 60	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 61	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 62	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 63	Existing Firm Aircraft	A320	[***]	2005	Formula I	*

[***]     Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Subject to the Restrictions on the First Page                    Page 6

Exhibit 10.3(ad)

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 64	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 65	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 66	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 67	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 68	Existing Firm Aircraft	A320	[***]	2005	Formula I	*
No. 69	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 70	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 71	Incremental Firm Aircraft	A320	[***]	2005	Formula I	**
No. 72	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 73	Existing Firm Aircraft	A320	[***]	2005	Formula I	*
No. 74	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 75	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 76	2004 Incremental Aircraft	A320	[***]	2006	Formula II
No. 77	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 78	Incremental Firm Aircraft	A320	[***]	2006	Formula I	*
No. 79	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 80	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 81	Incremental Firm Aircraft	A320	[***]	2006	Formula I	**
No. 82	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 83	Incremental Firm Aircraft	A320	[***]	2006	Formula I	*
No. 84	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 85	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 86	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 87	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 88	Existing Firm Aircraft	A320	[***]	2006	Formula I	*
No. 89	Incremental Firm Aircraft	A320	[***]	2006	Formula I	**
No. 90	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 91	2004 Incremental Aircraft	A320	[***]	2006	Formula II
No. 92	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 93	Existing Firm Aircraft	A320	[***]	2007	Formula I	*
No. 94	2004 Incremental Aircraft	A320	[***]	2007	Formula II
No. 95	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 96	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 97	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 98	Incremental Firm Aircraft	A320	[***]	2007	Formula I	*
No. 99	Incremental Firm Aircraft	A320	[***]	2007	Formula I
No. 100	Incremental Firm Aircraft	A320	[***]	2007	Formula I
No. 101	Incremental Firm Aircraft	A320	[***]	2007	Formula I	**
No. 102	Incremental Firm Aircraft	A320	[***]	2007	Formula I
No. 103	Incremental Firm Aircraft	A320	[***]	2007	Formula I	*
No. 104	Incremental Firm Aircraft	A320	[***]	2008	Formula I

[***]     Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Subject to the Restrictions on the First Page                    Page 7

Exhibit 10.3(ad)

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 105	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 106	Incremental Firm Aircraft	A320	[***]	2008	Formula I	**
No. 107	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 108	Incremental Firm Aircraft	A320	[***]	2008	Formula I	*
No. 109	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 110	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 111	Incremental Firm Aircraft	A320	[***]	2008	Formula I	**
No. 112	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 113	Incremental Firm Aircraft	A320	[***]	2008	Formula I	*
No. 114	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 115	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 116	Incremental Firm Aircraft	A320	[***]	2009	Formula I	**
No. 117	Incremental Firm Aircraft	A320	[***]	2009	Formula I
No. 118	Incremental Firm Aircraft	A320	[***]	2009	Formula I	*
No. 119	Incremental Firm Aircraft	A320	[***]	2010	Formula I
No. 120	Incremental Firm Aircraft	A320	[***]	2010	Formula I
No. 121	Incremental Firm Aircraft	A320	[***]	2010	Formula I	**
No. 122	2004 Incremental Aircraft	A320	[***]	2011	Formula II
No. 123	2004 Incremental Aircraft	A320	[***]	2011	Formula II	†
No. 124	2004 Incremental Aircraft	A320	[***]	2011	Formula II
No. 125	2004 Incremental Aircraft	A320	[***]	2011	Formula II
No. 126	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R
No. 127	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R
No. 128	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R†
No. 129	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R
No. 130	2004 Incremental Aircraft	A320	[***]	2013	Formula II	R
No. 131	2004 Incremental Aircraft	A320	[***]	2013	Formula II	R
No. 132	2004 Incremental Aircraft	A320	[***]	2013	Formula II	R
No. 133	2004 Incremental Aircraft	A321	[***]	2013	Formula II	†
No. 134	2004 Incremental Aircraft	A321	[***]	2013	Formula II
No. 135	2004 Incremental Aircraft	A321	[***]	2013	Formula II
No. 136	2004 Incremental Aircraft	A321	[***]	2013	Formula II
No. 137	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R
No. 138	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R†
No. 139	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R
No. 140	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R
No. 141	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R
No. 142	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R
No. 143	2004 Incremental Aircraft	A321	[***]	2014	Formula II	†
No. 144	2004 Incremental Aircraft	A321	[***]	2014	Formula II
No. 145	2004 Incremental Aircraft	A321	[***]	2014	Formula II	R

[***]     Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Subject to the Restrictions on the First Page                    Page 8

Exhibit 10.3(ad)

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 146	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 147	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 148	2004 Incremental Aircraft	A321	Year	2015	Formula II	†
No. 149	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 150	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 151	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 152	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 153	2004 Incremental Aircraft	A321	Year	2015	Formula II	R†
No. 154	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 155	2014 Incremental Aircraft	A321	Year	2015	Formula II	R
No. 156	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 157	2014 Incremental Aircraft	A321	Year	2015	Formula II	R
No. 158	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 159	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 160	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 161	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 162	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 163	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 164	2004 Incremental Aircraft	A321	Year	2016	Formula II	R
No. 165	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 166	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 167	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 168	2004 Incremental Aircraft	A321	Year	2017	Formula II
No. 169	2004 Incremental Aircraft	A321	Year	2017	Formula II
No. 170	2004 Incremental Aircraft	A321	Year	2017	Formula II
No. 171	2004 Incremental Aircraft	A321	Year	2017	Formula II	R
No. 172	2004 Incremental Aircraft	A321	Year	2017	Formula II	R
No. 173	2004 Incremental Aircraft	A321	Year	2017	Formula II	R
No. 174	2004 Incremental Aircraft	A321	Year	2017	Formula II	R
No. 175	2014 Incremental Aircraft	A321	Year	2017	Formula II	R
No. 176	2014 Incremental Aircraft	A321	Year	2017	Formula II	R
No. 177	2014 Incremental Aircraft	A321	Year	2017	Formula II	R
No. 178	2004 Incremental Aircraft	A321	Year	2018	Formula II	R

[***]     Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Subject to the Restrictions on the First Page                    Page 9